UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 20, 2008

TERRESTAR CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware	001-33546	93-0976127
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12010 Sunset Hills Road, 9th Floor
Reston, VA		20190
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code:  703-483-7800

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

❑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

❑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

❑	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

❑	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointmentof Certain Officers; Compensatory Arrangements of Certain Officers.

(e) Amendment of Employment Agreement with Jeffrey Epstein

On May 20, 2008, TerreStar Networks Inc. (“TerreStar Networks”), a majority owned subsidiary of TerreStar Corporation (“TerreStar” or the “Company”), entered into a letter agreement with Jeffrey Epstein, its President (the “Epstein Letter Agreement”), amending the terms of the Employment Agreement dated January 15, 2008 by and between TerreStar Networks and Mr. Epstein (the “Epstein Employment Agreement”).  Pursuant to the Epstein Letter Agreement (i) the term of the Epstein Employment Agreement is extended from January 1, 2009 to May 20, 2009, (ii) Mr. Epstein’s title is changed from General Counsel and Secretary to President, General Counsel and Secretary of both TerreStar and TerreStar Networks, (iii) Mr. Epstein’s base salary is increased from $364,000 to $425,000 per annum and (iv) the percentage of Mr. Epstein’s base salary upon which his target annual cash bonus is based is increased from 50% to 75% of his base salary.  The annual cash bonus remains contingent upon Mr. Epstein and TerreStar and TerreStar Networks achieving specific deliverables or goals that will be agreed to by Mr. Epstein and the Board of Directors of TerreStar or the Compensation Committee of the Board.  The remaining terms of the Epstein Employment Agreement will remain unchanged.

The Epstein Letter Agreement is filed as Exhibit 10.1 to this Form 8-K and is incorporated by reference herein.

Amendment of Employment Agreement with Dennis Matheson

On May 20, 2008, TerreStar Networks entered into a letter agreement with Dennis Matheson, its Chief Technology Officer (the “Matheson Letter Agreement”), amending the terms of the Employment Agreement dated January 15, 2008 by and between TerreStar Networks and Mr. Matheson (the “Matheson Employment Agreement”).  Pursuant to the Matheson Letter Agreement the term of the Matheson Employment Agreement is extended from January 1, 2009 to May 20, 2009.  The remaining terms of the Matheson Employment Agreement will remain unchanged.

The Matheson Letter Agreement is filed as Exhibit 10.2 to this Form 8-K and is incorporated by reference herein.

Item 9.01.                      Financial Statements and Exhibits.

10.1	Letter Agreement dated May 20, 2008 Amending Terms of Employment Agreement by and between TerreStar Networks and Jeffrey Epstein
10.2	Letter Agreement dated May 20, 2008 Amending Terms of Employment Agreement by and between TerreStar Networks Inc. and Dennis Matheson

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TERRESTAR CORPORATION

By:	/s/ Jeffrey Epstein
Jeffrey Epstein
President, General Counsel and Secretary

Date:  May 21, 2008